Exhibit 10.02

AMENDMENT NO. 1 TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Amendment”) is made as of March 30, 2007 by and among Education Management Corporation, a Pennsylvania corporation (as successor by merger to EM Acquisition Corporation) (the “Company”), GS Capital Partners V Fund, L.P., a Delaware limited partnership (“GSCP”), GS Capital Partners V Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners V GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners V Institutional, L.P., a Delaware limited partnership (“GSCP Institutional”, collectively with GSCP, GSCP Offshore and GSCP Germany, the “GSCP Parties”), Providence Equity Partners V L.P., a Delaware limited partnership (“Providence”), Providence Equity Partners V-A L.P., a Delaware limited partnership (“Providence-A”), Providence Equity Partners IV L.P., a Delaware limited partnership (“Providence-IV”) and Providence Equity Operating Partners IV L.P., a Delaware limited partnership (“Providence Operating-IV”, collectively with Providence, Providence-A and Providence-IV, the “Providence Parties”) and amends that certain amended and restated shareholders’ agreement (the “Shareholders’ Agreement”), dated as of October 30, 2006, by and among the Company, the GSCP Parties, the Providence Parties and the other Persons that are signatories thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Shareholders’ Agreement.

W I T N E S S E T H :

WHEREAS, Section 21 of the Shareholders’ Agreement provides that the Shareholders’ Agreement may be amended if approved in writing by (a) the Company, (b) the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) for so long as the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger, (c) the Providence Parties (or a Providence Governance Rights Assignee, as applicable) for so long as the Providence Parties (or a Providence Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger, and (d) the Shareholders holding a majority of the shares of Common Stock held by all Shareholders;

WHEREAS, Section 21 of the Shareholders’ Agreement further provides that no amendment to the Shareholders’ Agreement shall be made in a manner that materially and adversely affects a Shareholder’s rights thereunder without the approval of such Shareholder, unless such amendment adversely affects all Shareholders in the same manner proportionate to their respective Stock holdings;

WHEREAS, on March 28, 2007, the Company issued to Todd S. Nelson, and Todd S. Nelson purchased from the Company, shares of Common Stock pursuant to that certain subscription agreement, dated as of March 28, 2007, between the Company and Todd S. Nelson; and

WHEREAS, the parties to this Amendment desire to amend a certain defined term in the Shareholders’ Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Amendment. The Shareholders’ Agreement is hereby amended as follows:

1.1. Section 1 of the Shareholders’ Agreement is hereby amended so that the defined term “Management Holder” is amended and restated in its entirety as follows:

“Management Holder” means each of John R. McKernan, Jr., Edward H. West, Leo F. Mullin and Todd S. Nelson and any other subsequent holder of Stock who agrees to be bound by the terms of this Agreement as a Management Holder.

Section 2. References to Agreement. Following the execution of this Amendment all references in the Shareholders’ Agreement to the “Agreement” shall be deemed to be references to the Shareholders’ Agreement as amended by this Amendment.

Section 3. No Further Amendments. Except as expressly amended and modified herein, all terms and provisions of the Shareholders’ Agreement shall remain in full force and effect. No change, modification or waiver of any provision of this Amendment shall be valid unless the same is in writing and signed by the parties hereto.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Counterparts. This Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the day and year first above written.

EDUCATION MANAGMENT CORPORATION

By:	/s/ Edward H. West
Name:	Edward H. West
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Amended and Restated Shareholders’ Agreement]

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C., its general partner

By:	/s/ Adrian M. Jones
Name:	Adrian M. Jones
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C., its general partner

By:	/s/ Adrian M. Jones
Name:	Adrian M. Jones
Title:

GS CAPITAL PARTNERS V GmbH & Co. KG

By:	GS Advisors V, L.L.C., its managing limited partner

By:	/s/ Adrian M. Jones
Name:	Adrian M. Jones
Title:

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Advisors V, L.L.C., its general partner

By:	/s/ Adrian M. Jones
Name:	Adrian M. Jones
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Shareholders’ Agreement]

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Shareholders’ Agreement]